Supplement dated May 1, 2013 to the Prospectus dated May 1, 2013 for
Pacific Select Exec V Flexible Premium Variable Universal Life Insurance Policy
Issued by Pacific Life Insurance Company

In this supplement, you and your mean the Policyholder or Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. You’ll find an explanation of what terms used in this supplement mean, as well as a detailed description of the Policy, in the accompanying variable life insurance policy. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement describes the Indexed Fixed Account, an additional Investment Option under the Policy. Currently, there is one Investment Option in the Indexed Fixed Account (an Indexed Account), the 1 Year Indexed Option. We reserve the right to add additional Indexed Accounts or to cease offering one or more of the Indexed Fixed Accounts at any time. We will notify you of any change at your address on file with us. If you surrender your Policy, you will forfeit any Segment Indexed Interest.

We have not registered the Indexed Fixed Account with the SEC. Disclosures regarding the Indexed Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Indexed Fixed Account provides sufficient guarantees and elements of insurance to support Pacific Life’s determination that the Indexed Fixed Account currently qualifies for an exemption from registration under the federal securities laws for an insurance policy. However, there is necessarily some uncertainty about the availability of this exemption for any insurance product or feature that does not fit within an SEC safe harbor from registration, Rule 151, and this uncertainty is heightened for an indexed product or feature such as the Indexed Fixed Account. Therefore, there is risk that a court would disagree with Pacific Life’s determination.

You may allocate all or part of your Net Premium and your Accumulated Value to the Indexed Fixed Account if certain conditions are met. All such allocations are transferred from the Fixed Account into the Indexed Fixed Account on a Segment Start Date (currently, the 15th of each month).

We create a Segment for each allocation to an Indexed Account. Allocations to the Indexed Fixed Account are allocated first to the Fixed Account until the next Segment Start Date. We credit interest two ways to each Segment: One way, is that at the end of a one-year period (the Segment Maturity), we credit interest based in part on any positive change in the S&P 500® Index1, excluding dividends. The Standard & Poor’s 500 Index (‘S&P 500’) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets. This positive change, however, is limited by the Growth Cap (as discussed below, the Growth Cap includes the Cumulative Segment Guaranteed Interest Rate). The other way, is that every day we credit interest on Accumulated Value in the Segment based on a minimum interest rate, 1% annually for the 1 Year Indexed Account (the Segment Guaranteed Interest Rate, as shown in the Policy Specifications). Generally, a portion of the total return on investments in the securities that underlie the S&P 500 are investment dividends. However, allocations to the 1-year Indexed Account will not receive the portion of total returns attributable to dividends, so that the index’s performance will be less than that of the securities underlying the S&P 500 Index. We refer to the total interest we credit to a Segment as the Total Interest Credited.

The prospectus is amended as described below.

I. The Investment Options subsection of the BENEFITS AND RISKS OF PACIFIC SELECT EXEC V – Benefits of your Policy section is amended by adding the following at the end of the first paragraph: You may also invest in the Indexed Fixed Account.

II. The Investment Options subsection of the BENEFITS AND RISKS OF PACIFIC SELECT EXEC V – Benefits of your Policy section also is amended by adding the following at the end of the second paragraph: If you allocate your Net Premiums or Accumulated Value to the Indexed Fixed Account, you will not be able to transfer that Indexed Fixed Accumulated Value until the end of a Segment Term. At Segment Maturity you may only reallocate Segment Value to another Segment or to the Fixed Account.

III. The Investment Performance subsection of the BENEFITS AND RISKS OF PACIFIC SELECT EXEC V – Risks of your Policy section is amended by adding the following: The value in the Indexed Account is based on the two ways we credit interest to a Segment. Segment Indexed Interest in part is based on any positive change in an external index. There is no guarantee that Segment Indexed Interest will be greater than zero. However, Segment Guaranteed Interest is credited daily to a Segment and is guaranteed.

In addition, we assess an asset charge on Indexed Fixed Accumulated Value.

IV. If you allocate all or any of your Net Premiums and/or Accumulated Value to the Indexed Account, there are additional risk factors that you should consider. Therefore, the BENEFITS AND RISKS OF PACIFIC SELECT EXEC V – Risks of your Policy section is amended by adding the following after Tax Consequences of Withdrawals, Surrenders and Loans:

1 “Standard & Poor’s”, “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Pacific Life Insurance Company. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the Product.

•	Indexed Interest Crediting Risk
We credit interest daily to Accumulated Value in the Indexed Account (this is the Segment Guaranteed Interest and currently, is 1% annually for the 1 year Indexed Account). We also credit interest at Segment Maturity to Accumulated Value in the Indexed Account that in part is based on any positive change in the Index (this is the Segment Indexed Interest). If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Indexed Interest, you may need to increase your premium payments to prevent the Policy from lapsing.

•	Risks that We May Eliminate or Substitute the Index
There is no guarantee that the Index described in this supplement will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index would differ from the Index. This, in turn, may affect the Segment Indexed Interest you earn.

•	Risk that We May No Longer Offer the Indexed Fixed Account
There is no guarantee that we will offer the Indexed Fixed Account during the entire time you own your Policy. We may discontinue offering the Indexed Fixed Account at any time. If we discontinue the Indexed Fixed Account, you may transfer Indexed Fixed Accumulated Value to any other Investment Options consistent with your Policy’s investment restrictions. If you do not do so, your Indexed Fixed Accumulated Value will be reallocated to the Fixed Account.

•	No ownership rights
An allocation to the Indexed Fixed Account is not equivalent to investing in the underlying stocks comprising the Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

•	Existing Segments will remain unchanged until their Segment Maturity
You may not make any additional allocations from the Fixed Account into an existing Segment until Segment Maturity.

•	At Segment Maturity
Policy Value allocated to the Indexed Account will be reallocated into the Fixed Account and may be reallocated to other available Investment Options or Indexed Accounts.

•	Costs of Managing Segment Indexed Interest
We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Growth Cap on Segment Start Dates to reflect changes in the costs of purchasing such call options (the price of call options vary with market conditions). In certain cases, we may reduce the Growth Cap for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will never reduce the Growth Cap below 3%.

•	Change in Growth Cap
We determine the Growth Cap under the Indexed Account. The Growth Cap is currently 11% and we cannot set it lower than the minimum Growth Cap of 3%. We may increase or decrease the Growth Cap for future Segments, but the Growth Cap will never be less than 3%.

•	Risk that We May Defer Payment of Surrender Proceeds
We may defer payment of surrender proceeds from the Fixed or Indexed Accounts for up to six months.

•	Restrictions on Transfers to other Investment Options
Amounts allocated to Segments of the Indexed Account may not be transferred to any other Investment Option until the end of the Segment Term.

•	Effect of Deductions on Indexed Interest
Amounts deducted from the Indexed Account as a result of policy loans, withdrawals, or Monthly Deductions will receive a proportionate Indexed Account credit at the end of the Segment Term, based upon the average Segment monthly balances during the Segment Term.

Surrendering Your Policy

If you surrender your Policy before Segment Maturity, no Indexed Interest will be credited.

V. FEE TABLES is amended by adding the following:

The following table describes the fees and expenses that you will pay if you allocate all or a portion of your Policy’s Accumulated Value to the Indexed Fixed Account:

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Indexed Account charge	Monthly Payment Date	0.30% annually (0.025% monthly)[1] of Indexed Fixed Accumulated Value	Same

[1]	The monthly Indexed Account charge may reduce the Indexed Account’s effective yield.

VI. We use certain terms to describe the Indexed Fixed Account. To define those terms, TERMS USED IN THIS PROSPECTUS is amended as follows:

Account Deduction – is treated as a proportionate reduction to Fixed and Variable Investment Options, and to the Indexed Account, as a segment deduction.

Accumulated Value – the total amount of your Policy’s Variable Accumulated Value, Fixed Accumulated Value, Indexed Fixed Accumulated Value and the Loan Accumulated Value, on any Business Day.

Closing Value – the value of the Index as of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time. If no closing value is published for a given day, we will use the closing value for the next day for which closing value is published.

Cumulative Segment Guaranteed Interest Rate – the Segment Guaranteed Interest Rate compounded annually for the number of years in the Segment Term.

Cutoff Date – two Business Days before the Segment Start Date.

Designated Amount – the amount you instruct us to allocate to Indexed Fixed Account. We will only transfer the Designated Amount (or such lesser amount if Policy charges have been deducted, or if you have taken a withdrawal or loan) to the Indexed Fixed Account on a Segment Start Date. Any interest earned on the Designated Amount while it is allocated to the Fixed Account will not be transferred to the Indexed Fixed Account on a Segment Start Date.

Growth Cap – the maximum total interest rate for a Segment over the Segment Term, as described in the Indexed Account, including both Cumulative Segment Guaranteed Interest Rate and the Segment Indexed Interest Rate.

Index – The Standard & Poor’s 500® Composite Stock Price Index, excluding dividends (“S&P 500®”).

Indexed Fixed Account – a Policy account, which is held in our General Account. We credit interest on the Indexed Fixed Account, in part, based on any positive change in an Index. There are Investment Options within the Indexed Fixed Account.

Indexed Account – an Investment Option within the Indexed Fixed Account. Currently, there is one Indexed Account – the 1 Year Indexed Account.

Indexed Fixed Account Option – an Investment Option in the Indexed Fixed Account.

Indexed Fixed Account Value – the sum of the Segment Values for all Segments in the Indexed Fixed Account.

Indexed Fixed Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Indexed Fixed Account. The Indexed Accumulated Value will not include Segment Indexed Interest for any Segments that have not reached Segment Maturity.

Index Growth Rate – (b ÷ a) − 1, where:

a	=	the Closing Value of the Index as of the day before the beginning of the Segment Term; and
b	=	the Closing Value of the Index as of the day before the end of the Segment Term.

Investment Option – a Variable Investment Option, Fixed Option or Indexed Fixed Account Option.

Lockout Period – a 12-month period of time during which you may not make any transfers into the Indexed Fixed Account. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Account as a result of a loan or withdrawal that is not part of a Systematic Distribution Program.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. The Monthly Deduction is the sum of the cost of insurance charge, the administrative charge, the coverage charge, the asset charge and any charge for optional Riders and benefits.

Participation Rate – the percentage of the Index Growth Rate used to calculate the Segment Indexed Interest Rate.

Segment – a portion of your Accumulated Value in the Indexed Fixed Account. We create a Segment when Accumulated Value is transferred from the Fixed Account to the Indexed Fixed Account.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1 Year Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate equal to 1% for the 1 Year Indexed Account.

Segment Indexed Interest – the amount credited to the Segment at Segment Maturity, equal to the Segment Indexed Interest Rate multiplied by the average of all Segment monthly balances over the Segment Term.

Segment Indexed Interest Rate – The Index Growth Rate, multiplied by the Participation Rate, subject to the Growth Cap, that exceeds the Cumulative Segment Guaranteed Interest Rate. It is equal to [the lesser of (a × b) and c] − d, but not less than zero where:

a	=	Index Growth Rate
b	=	Participation Rate
c	=	Growth Cap
d	=	Cumulative Segment Guaranteed Interest Rate

Segment Maturity – the end of the Segment Term and the date we calculate any Segment Indexed Interest and credit it to the Segment.

Segment Maturity Value – the value of the Segment at Segment Maturity, including any Segment Indexed Interest.

Segment Start Dates – the dates on which transfers into the Indexed Fixed Account may occur, generally the 15th of each month as shown in your Policy Specifications. We use a Segment Start Date to determine Segment months and Segment years.

Segment Term – a one-year period beginning on the Segment Start Date and ending on the Segment Maturity date.

Segment Value – the amount transferred to the Indexed Fixed Account from the Fixed Account on the Segment Start Date. After the Segment Start Date, the Segment Value equals a + b − c + d where:

a	=	the Segment Value as of the previous day;
b	=	the Segment Guaranteed Interest since the previous day;
c	=	any Segment Deductions since the previous day; and
d	=	any Segment Indexed Interest credited only at Segment Maturity.

Systematic Distribution Program – a program of periodic distribution that we designate, which includes periodic distribution of the Policy’s Accumulated Value through Policy loans and withdrawals.

Total Interest Credited – the sum of Segment Indexed Interest plus Segment Guaranteed Interest that we credit to a Segment.

Variable Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Variable Accounts.

VII. Your Free Look Right subsection of the POLICY BASICS section is amended by adding a new bullet to the fifth paragraph:

•	the Net Premiums allocated to an Indexed Fixed Account

VIII. Your Free Look Right – Your Free Look Right California insureds age 60 and over subsection of the POLICY BASICS section is amended by adding a bullet to the last paragraph:

•	the Net Premiums allocated to the Indexed Fixed Account

IX. Timing of Payments, Forms and Requests – When we make payments and transfers subsection of the POLICY BASICS section is amended as follows:

We may delay transfers and payments from the Fixed Options and the Indexed Fixed Account, including the proceeds from withdrawals, surrenders and loans, for up to six months. If we defer payment of surrenders, withdrawals or loans for more than 10 days after we receive your request, we will pay interest at the rate required by the state in which the Policy is delivered, but not less than an annual rate equal to the guaranteed rate payable on the Fixed Options. We’ll pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the Fixed Options or the Indexed Fixed Account that we delay for 10 days or more.

X. Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios) subsection of POLICY BASICS section is amended by adding the following:

Indexed Fixed Account
We hold
amounts you
allocate to these
Investment
Options in our
General Account

XI. Optional Riders and Benefits – Minimum Earnings Benefit Rider subsection of the THE DEATH BENEFIT section is amended by adding the following:

If you select the Minimum Earnings Benefit Rider, you may not allocate Accumulated Value to the Indexed Account.

XII. HOW PREMIUMS WORK section is amended as follows:

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. However, if you’ve chosen the Indexed Fixed Account, your Net Premium will first be allocated to the Fixed Account and transferred from the Fixed Account to the Indexed Fixed Account on the Segment Start Date. The Accumulated Value transferred from the Fixed Account to the Indexed Fixed Account may be less than the Net Premium or the Accumulated Value you transferred to the Fixed Account because there may have been deductions from the Fixed Account, such as those due to Monthly Deductions, withdrawals or policy loans.

There is other information you should know about allocating all or part of a Net Premium to the Indexed Fixed Account. You can only allocate a Net Premium to the Indexed Fixed Account if your Policy is not in a Lockout Period. In addition, you must notify us of your allocation to the Indexed Fixed Account by the Cutoff Date (two business days before a Segment Start Date) of a particular Segment Start Date in order for Accumulated Value to be transferred from the Fixed Account to the Indexed Fixed Account on that Segment Start Date. See YOUR INVESTMENT OPTIONS – Indexed Account. Otherwise, your Accumulated Value will be transferred to the Indexed Fixed Account on the Segment Start Date.

We do not count the allocation from the Fixed Account to the Indexed Fixed Account towards the number of transfers you may make in Policy Year. In addition, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

XIII. Monthly Deductions subsection of YOUR POLICY’S ACCUMULATED VALUE section is amended by adding the following:

Indexed Account Charge

We assess an additional charge every month for amounts in the Indexed Fixed Account. The charge is added to the Monthly Deduction assessed against the Policy’s Accumulated Value. The charge is calculated by multiplying the Indexed Account Charge Rate, as shown in the FEE TABLES (guaranteed maximum annual rate of 0.30% (0.025% monthly)), to the value of the Indexed Account as of the Monthly Payment Date. The monthly Indexed Account charge may reduce the Indexed Account’s effective yield.

An example

For a Policy with $10,000 in the 1 year Indexed Account, the maximum monthly indexed account charge is:

($10,000 × 0.025%) = $2.50

See Indexed Fixed Account – Segment Value Changes.

XIV. Calculating Your Policy’s Accumulated Value subsection of YOUR POLICY’S ACCUMULATED VALUE section is amended by adding the following:

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options, the Fixed Options and the Indexed Fixed Option, plus the amount in the Loan Account.

XV. Transfers subsection of YOUR INVESTMENT OPTIONS section is amended by adding the following:

If you request a transfer to the Indexed Fixed Account, we will make the transfer first to the Fixed Account and then to the Indexed Fixed Account on the next Segment Start Date.

XVI. YOUR INVESTMENT OPTIONS section is amended by adding the following after the Fixed Options subsection:

Amounts allocated to the Fixed Options and the Indexed Fixed Account are held in our General Account.

Indexed Account

You may also allocate Accumulated Value to the Indexed Account if certain conditions are met. Accumulated Value in the Indexed Account is divided into Segments. Allocations to the 1-year Indexed Account are made first to the Fixed Account and transferred from the Fixed Account to the Indexed Option on the next Segment Start Date. Each Segment represents Accumulated Value transferred from the Fixed Account to the Indexed Account on a Segment Start Date.

We credit interest two ways on Accumulated Value in the Indexed Account. We credit interest on each Segment daily with interest at a guaranteed minimum annual rate of 1% (the Segment Guaranteed Interest). In addition, we credit interest at Segment Maturity based in part on any positive change in the S&P 500 (the Segment Indexed Interest). However, Segment Indexed Interest is subject to a Growth Cap, which is the highest percentage that will be credited for a one-year period even if the change in the S&P 500 Index is higher. The current Growth Cap percentage is 11% (the Growth Cap includes the Segment Guaranteed Interest Rate). The Growth Cap is subject to change at our discretion, but the guaranteed Growth Cap percentage cannot be lower than 3%. We will declare any change in the current Growth Cap at the start of a Segment Term; the current Growth Cap will remain in effect for that Segment Term. The guaranteed Participation Rate is 100%.

Here’s how it works.

•	Segment Creation. A new Segment is created when there is a transfer to the Indexed Account. The Segment continues until the end of the Segment Term.

•	Segment Value Change. The Segment is credited with the Segment Guaranteed Interest and is reduced by Segment Deductions (discussed below).

•	Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for policy loans.

•	Segment Indexed Interest. Based in part on any positive change of the Index, additional interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

•	Segment Maturity. At the end of a Segment Term, the Segment Maturity Value is transferred to a new Segment or to the Fixed Account, based on your instructions.

Important Considerations:

•	Net Premiums and Accumulated Value aren’t directly deposited in or allocated to the Indexed Fixed Account. Such amounts are first allocated or transferred to the Fixed Account. On a Segment Start Date, we then transfer such Designated Amounts to the Indexed Fixed Account.

•	All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date.

•	You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Fixed Account if your Policy is not in a Lockout Period (discussed below). However, during a Lockout Period, you may reallocate Accumulated Value in the Indexed Fixed Account to a new Segment at Segment Maturity.

•	We assess a charge on Accumulated Value in an Indexed Account.

•	We first deduct all Monthly Deductions, loans, and withdrawals from Accumulated Value in the Fixed Accounts and Variable Accounts. We then deduct amounts in excess of Accumulated Value in the Fixed Accounts and Variable Accounts from the Indexed Fixed Account.

•	There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity. However, we credit Segment Guaranteed Interest daily to Accumulated Value in an Indexed Account.

•	The Total Interest Credited at Segment Maturity will never exceed the Growth Cap.

•	You can’t transfer Accumulated Value from an Indexed Account until Segment Maturity.

•	At Segment Maturity, we will automatically invest Segment Maturity Value in a new Segment unless you tell us otherwise by a Cutoff Date.

•	We may eliminate or substitute the Index if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high

•	Changing the Index will not affect the guarantees for the Index Account

•	We will notify you if we replace the Index

•	We will select a replacement Index in our sole discretion, based on the availability of the index and our ability to purchase the necessary underlying securities.

The way we calculate interest on Accumulated Value allocated to the Indexed Fixed Account is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500 Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Fixed Account is part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Account is based in part on any positive change in the S&P 500 Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor and Growth Cap, as described above. The Segment Guaranteed Interest credited to Segments is based on a predetermined annual interest rate that does not fluctuate during a Segment Term.

Below is an example that shows how we credit interest to a Segment.

Assumptions:

•	A Segment with $10,000 Accumulated Value was created on 12/15/2007.

•	There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

•	The Growth Cap is 11% for all time periods.

•	Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2007	12/15/2008	12/15/2009	12/15/2010	12/15/2011

Segment End Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012

Amount at Start of Segment	10,000.00	10,100.00	11,211.00	12,444.21	12,568.65

Average Segment Monthly Balance	10,000.00	10,100.00	11,211.00	12,444.21	12,568.65

Starting Index Value	1,467.95	868.57	1,114.11	1,241.59	1,211.82

Ending Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58

Index Growth Rate[1]	–40.83%	28.27%	11.44%	–2.40%	16.65%

Growth Cap	11.0%	11.0%	11.0%	11.0%	11.0%

Cumulative Segment Guaranteed Interest Rate	1.0%	1.0%	1.0%	1.0%	1.0%

Segment Guaranteed Interest	100.00	101.00	112.11	124.44	125.69

Segment Indexed Interest Rate	0.00%	10.00%	10.00%	0.00%	10.00%

Segment Indexed Interest	0.00	1,010.00	1,121.10	0.00	1,256.87

Total Interest Credited over Term	100.00	1,111.00	1,233.21	124.44	1,382.56

Segment Maturity Value	10,100.00	11,211.00	12,444.21	12,568.65	13,951.21

Total Return over Period (12/15/2007 through 12/15/2012)	39.51%

Annual Return over Period (12/15/2007 through 12/15/2012)	6.89%

Deductions from the Indexed Fixed Account Accumulated Value may be taken for monthly Policy charges, withdrawals or loans. We calculate Segment Indexed Interest based on the average Segment Balance over the course of a Segment Term. This means that a proportionate Segment Indexed Interest will be applied to all amounts that are deducted from the Indexed Account over the Segment Term.

Here’s an example of how a deduction from the Policy affects Segment Indexed Interest.

•	We create the Segment on January 15, 2010 with a $1,000 allocation.

•	You have not taken a loan, and we have not deducted Policy charges from the Segment.

•	On July 15, you take a single withdrawal (or Policy loan) of $300 from the Segment.

•	At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 10%.

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

End of Segment Month	Segment Monthly Balance

2/14/2010	$1,000

3/14/2010	$1,000

4/14/2010	$1,000

5/14/2010	$1,000

6/14/2010	$1,000

7/14/2010	$1,000

8/14/2010	$700

9/14/2010	$700

10/14/2010	$700

11/14/2010	$700

12/14/2010	$700

1/14/2015	$700

The average monthly Segment Balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12).

The Segment Indexed Interest credited at Segment Maturity is $85 ($850 × 10% = $85.00). Upon Segment Maturity, the final Segment Accumulated Value is $785 (the $700 remaining Segment Balance plus the $85 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest.

Using the example above, if you surrender the Policy on 7/15/2010 instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Segment Creation:

•	Segments can be funded by: a. premium payments b. transfers from the Variable Accounts or the Fixed Accounts c. reallocated amounts from prior Segments following Segment Maturity.

•	A new Segment is created when amounts are transferred from the Fixed Account to the Indexed Account

•	Accumulated Value held in the Fixed Account will earn interest at the Fixed Account rate until it is transferred.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from the Fixed Account at the Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or loan, from the Fixed Account before the Segment Start Date.

Once a Segment is created, you may not transfer Accumulated Value out of an Indexed Account to any other Investment Option before the end of the Segment Term.

Allocations to the Indexed Account will first be made to the Fixed Account and transferred to the Indexed Account on the next Segment Start Date. The value in the Indexed Account may come from several sources:

•	Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Option;

•	Transfers you request from the Fixed Account;

•	Transfers from the Variable Accounts and Fixed LT Account, which can be made to the Fixed Account under policy Transfer guidelines, and then transferred from the Fixed Account into the Indexed Account.

Any persistency credits or loan interest credits earned on Accumulated Value will not be allocated into the Indexed Account.

Transfers from the Fixed Account to an Indexed Account may not be made during the Lockout Period.

The date of the transfer is called the Segment Start Date. Segment months and Segment years are measured from this date. Each Segment has its own Growth Cap and Participation Rate. The Growth Cap and Participation Rate for a Segment are those in effect on the Segment Start Date. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Specifications. We will notify you in the Annual Report or other written notice if they change.

Segment Start Dates are the dates when transfers into the Indexed Account may occur, and are shown in your Policy Specifications. We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Account, but in any event you will be allowed to make transfers at least once per calendar quarter. We will notify you in the Annual Report or other written notice if we change the Segment Start Dates.

There are two ways to make transfers to the Indexed Account:

•	Payment and Reallocation Instructions;

•	Transfers by Written Request

Transfers to the Indexed Account will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Account.

1.	Payment Instructions: are your instructions to us to transfer a portion of a Net Premium or Loan Repayment to the Indexed Account. The portion of the Net Premium or Loan repayment that you designated will be deposited into the Fixed Account on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions by the Cutoff Date for that Segment Start Date. The Fixed Account will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or Loan Repayment you designated for transfer, or the value of the Fixed Account. If you did not give us instructions by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Account.

An example:

We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,305 after deduction of a $695 premium load. Based upon your payment instructions, 100% of the Net Premium is applied to the Indexed Fixed Account and the Designated Amount = $9,305.

On January 2, the Designated Amount is applied to the Fixed Account and the Fixed Account balance is $9,305. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), the Fixed Account balance is equal to $9,300.

On January 15, the Segment Start Date, the Fixed Account balance is $9,300, which is less than the Designated Amount. This amount will be transferred to the Indexed Account and the Fixed Account balance will be zero.

Another example:

Using the same examples as above, but assuming that the Fixed Account Value is $9,500 on the Segment Start Date:

On January 15, the Segment Start Date, the Designated Amount of $9,305 will be transferred to the Indexed Account. The Fixed Account value will be $195.

2.	Reallocation Instructions: are your instructions to us to reallocate the Segment Maturity Value to the Indexed Account at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Account to create a new Segment. Transfer of the Segment Maturity Value from the Fixed Account to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Account. See Transferring Among Investment Options and Market-timing Restrictions.

You may also make transfers to the Indexed Account by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to the Fixed Account and then transfer it to the Indexed Account on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the Indexed Account, your Accumulated Value will first be transferred from the Investment Options to the Fixed Account, according to the Transfer provisions in your Policy, and then transferred from the Fixed Account to the Indexed Account. See Transferring Among Investment Options and Market-timing Restrictions.

Any reallocation of Segment Maturity Value from the Indexed Account to the Fixed Options will occur before any other transfer.

Segment Value Changes:
We credit interest daily to each Segment from the Segment Date to Segment Maturity at an annual rate equal to the Segment Guaranteed Interest Rate shown in your Policy Specifications.

Deductions from your Policy’s Accumulated Value for Monthly Deductions, policy loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Fixed Accumulated Value. Deductions are made for all Segments within each Indexed Account proportionate to Segment Value For each Segment, deductions are taken first from the Segment monthly balance (defined below under Segment Maturity) and then from the Segment Guaranteed Interest. If a withdrawal or loan is taken from the Policy that results in a deduction from the Indexed Fixed Account, and the withdrawal or loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Fixed Account. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Segment Maturity:
We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Fixed Account. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the Indexed Account. Reallocation to a new Segment will be subject to the Growth Cap and Segment Indexed Interest Rate then in effect. However, if the Segment Maturity Value consists only of the Segment Guaranteed Interest and the Segment Indexed Interest, we will transfer such value into the Fixed Account.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions, excluding any interest that may have been credited to the Segment. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest.

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a x b) and c] − d, such result being not less than zero, where:
a = Index Growth Rate;
b = Participation Rate (guaranteed to be not less than 100%)-%;
c = Growth Cap (currently 11%, but will not be less than 3%); and
d = Cumulative Segment Guaranteed Interest Rate (1%).

XVII. The Transferring Among Investment Options and Market-Timing Restrictions subsection of the YOUR INVESTMENT OPTIONS section is amended as follows:

We do not count the transfer from the Fixed Account to an Indexed Account towards the number of transfers you may make in Policy Year. Further, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

You may not transfer from an Indexed Account until Segment Maturity. In addition, you may not allocate all or a portion of a Net Premium or Accumulated Value to the Indexed Account if your Policy is in a Lockout Period.

Any amounts transferred from the Indexed Account to the Fixed Account or any of the Variable Options at Segment Maturity will be subject to applicable transfer restrictions following the transfer. However, if the request is for a transfer from the Indexed Account to any of the Variable Options, the transfer from the Indexed Account to the Fixed Account required before the transfer to the Variable Options will not be counted against the Fixed Account transfer restrictions.

XVIII. The Transfer Services subsection of the YOUR INVESTMENT OPTIONS section is amended as follows:

We offer five services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options. Under the Recurring Indexed Transfers Program, you can schedule transfers from the Fixed Account to the Indexed Accounts.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Recurring indexed transfers

Our recurring indexed transfers service (RIT) allows you to make scheduled transfers from the Fixed Account to the available Indexed Accounts. When you complete the electronic form for the RIT, you must specify the one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

If you select the Specified Amount method, you will request a specific amount to be transferred. This amount will be transferred until the Fixed Account has been depleted.

If you select the Period Depletion method, you will specify the number of transfers you wish to make. Amounts will be reallocated from the Fixed Account into the Indexed using a declining balance calculation until the Fixed Account has been depleted.

Allocations from the Fixed Account to new segments of the Indexed Account will occur on the Transfer Date after any other transfers or premium payment allocations have occurred.

XVIX. The Making Withdrawals subsection of the WITHDRAWALS, SURRENDERS AND LOANS section is amended as follows:

We deduct the withdrawal from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. You may choose to have such deductions taken from either the Variable Investment Options or the Fixed Account.

XX. The Taking Out a Loan subsection of the WITHDRAWALS, SURRENDERS AND LOANS section is amended as follows:

To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer the loan from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. You may choose to have such deductions taken from either the Variable Investment Options or the Fixed Account.

Taking a loan or make a withdrawal from the Policy that results in a deduction from the Indexed Account, other than a withdrawal or loan pursuant to a Systematic Distribution Program, will cause a Lockout Period to begin. During the Lockout Period, you may not allocate any Net Premium payments, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Account. Reallocations for any maturing Segment will be made according to your reallocation instructions.

XI. The General Account section of ABOUT PACIFIC LIFE is amended as follows:

The Fixed Options and the Indexed Fixed Account are part of our General Account, which we may invest as we wish according to any laws that apply.

Form No.	15-30119-03